                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2004

                        NOTICE OF PORTFOLIO SUBSTITUTIONS


The Company has filed an application with the Securities and Exchange Commission
("SEC") to permit substitutions of the Company's separate account investments in the portfolio listed below with investments in a new portfolio as follows:

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   REPLACED PORTFOLIO                     SUBSTITUTED PORTFOLIO
  -------------------------------------- ---------------------------------------
   Great Companies - America Trust        U.S. Global Leaders Trust
  ------------------------------------------------------------------------------

IMPORTANT INFORMATION CONCERNING THE PROPOSED SUBSTITUTIONS
         o Prior to the effective date of the proposed substitutions and for 30 days thereafter you may transfer amounts invested in the sub-accounts which invest in the Replaced Portfolio to any other sub-account free of charge;
         o Prior to the effective date of the proposed substitutions and for 30 days thereafter any transfer from the sub-account which invests in a Replaced Portfolio to any other sub-account will not count as a transfer when imposing any applicable restrictions or limit on transfers;
         o You will not incur any fees or charges or any tax liability because of the substitutions, and your contract value immediately after the substitutions will equal your contract value immediately before the substitutions.
         o The total expenses of each Substituted Portfolio as shown below are less than the total expenses of the respective
                  Replaced Portfolio. Actual total expenses of the Substituted
                  Portfolio may be higher or lower in the future.
         o Upon a substitution you will receive another notice which will detail the effective date of the substitution and reiterate your rights related to the substitution. You will also receive a prospectus for the Substituted Portfolio.
         o The Company cannot effect the substitutions until it has received the order which it has requested from the SEC. If the order is issued, the Company intends to effect the substitutions as of the close of trading of the New York Stock
                  Exchange on April 29, 2005.

SUBSTITUTED PORTFOLIO FEES AND CHARGES
The following information shows the annual investment advisory fees and other expenses of the Substituted Portfolio. The figures are a percentage of the average net assets of the portfolios as of June 30, 2004. These fees and expenses do not reflect Separate Account expenses and other deductions from policy value described in the prospectus.

Management of the Trust intends to submit to the Board of Trustees of the Trust for consideration at their December 13, 2004 meeting a proposal to increase the management fee for the U.S. Global Leaders Trust by 0.10% and to decrease the Rule 12b-1 fee being paid by each class of shares of this portfolio by 0.10% effective at the same time as the increase in management fees. This proposal would not result in any increase in Total Trust Annual Expenses for Series II shares of the U.S. Global Leaders Trust. If approved by the Trustees, the proposal will be submitted to the shareholders of the U.S. Global Leaders Trust at a meeting to be held on February 15, 2005.

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
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SUBSTITUTED PORTFOLIO          MANAGEMENT FEE        RULE 12b-1 FEES     OTHER EXPENSES*       TOTAL TRUST ANNUAL EXPENSES*
------------------------------ --------------------- ------------------- --------------------- -------------------------------------
U.S. Global Leaders Trust      0.61%                 0.35%               0.97%                 1.93%
(Series II Shares)
------------------------------------------------------------------------------------------------------------------------------------

* For the U.S. Global Leaders Trust, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed 0.50%. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total
Trust Annual Expenses" would be: 0.50% and 1.46%.

SUBSTITUTED PORTFOLIO INVESTMENT ADVISER AND INVESTMENT OBJECTIVE
The following information lists the investment adviser and subadviser and information regarding the investment objective of the Substituted Portfolio.
More detailed information about these portfolios can be found in the Trust prospectus dated May 1, 2004 which is enclosed with this supplement.

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
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 SUBSTITUTED PORTFOLIO           INVESTMENT ADVISER/SUBADVISER                        INVESTMENT OBJECTIVE
------------------------------- ---------------------------------------------------- -----------------------------------------
 U.S. Global Leaders Trust       Adviser:  Manufacturers Securities Services LLC      To seek long-term growth of capital
                                 Subadviser:  Sustainable Growth Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------

                        SUPPLEMENT DATED OCTOBER 22, 2004


Vantage/Venture/Venture III/Vision/ Supp 10/22/04